UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	April 16, 2008

LIFESCIENCES OPPORTUNITIES INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

000-52836	20-0594204
(Commission File Number)	(IRS Employer Identification No.)

8500 Wilshire Boulevard, Suite 105, Beverly Hills, California	90211
(Address of Principal Executive Offices)	(Zip Code)

(310) 659-5101

(Registrant’s Telephone Number, Including Area Code)

8447 Wilshire Boulevard, Suite 102, Beverly Hills, California

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective April 16, 2008, the Board of Directors of Lifesciences Opportunities Incorporated (the “Company”) elected to change the Company’s fiscal year end from January 31st to December 31st. The report covering the transition period will be filed on a Form 10-Q for the period ended March 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIFESCIENCES OPPORTUNITIES INCORPORATED (Registrant)

By:	/s/ James Morel
Name: James Morel
Title: Chief Executive Officer

Date: April 21, 2008